National Health Investors



Q4 2024 Supplemental

NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2024. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2024.

COVER: MONTAGE CREEK SENIOR LIVING IS A SENIOR LIVING COMMUNITY OPERATED BY GENERATIONS IN MONTROSE, CO.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



BETH BLANKENSHIP

SVP, Legal Affairs

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Joshua Dennerlein
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wedbush: Richard Anderson
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



As of December 31, 2024

- **116** SENIOR HOUSING
- **70** SKILLED NURSING
- **2** SPECIALTY HOSPITAL
- **15** SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	106	9,308	$1,992,293	40,763	$156,316	55.9%
Skilled Nursing	65	8,524	557,996	20,968	83,873	30.0%
Specialty Hospital	1	64	42,298	967	3,867	1.4%
Mortgages and Other Notes Receivable						
Senior Housing	10	1,005	126,193	2,345	9,246	3.3%
Skilled Nursing	5	611	42,465	798	3,150	1.1%
Specialty Hospital	1	36	7,173	85	341	0.1%
Other			113,345	2,501	10,009	3.6%
Senior Housing Operating	15	1,732	358,378	3,250	13,000	4.6%
Total	**203**	**21,280**	**$3,240,141**	**$71,677**	**$279,802**	**100.0%**

[1] Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS[2]


HOSPITAL & OTHER 4%
SHOP 5%
NHC 14%
ENSIGN 10%
OTHER SNF 6%
HSM 4%
SLC 19%
BICKFORD 13%
OTHER SH 18%
LCS 4%
ENCORE 4%

ASSET CLASS[2]


OTHER INCOME 4%[3]
SHOP 5%
INDEPENDENT LIVING 2%
SENIOR LIVING CAMPUS 5%
SKILLED 31%
ASSISTED LIVING 28%
SPECIALTY HOSPITAL 2%
ENTRANCE FEE 24%

Sr. Hsng. Need-Driven	32.8%	Other	3.6%
Sr. Hsng. Discretionary	26.4%	SHOP	4.6%
SNF/Hospital	32.6%		

[2] Based on annualized adjusted NOI of $279.8 million at December 31, 2024.
[3] Other income consists primarily of revenue from non-mortgage notes receivable.
Percentages may not add to 100% due to rounding.

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	80	4,468	$ 19,348	$ 853	$ 18,495	$ 89	$ 18,584	$ 52,472	$ 71,056
Senior Living Campus	8	995	3,561	85	3,476	—	3,476	10,429	13,905
Total Need Driven	88	5,463	22,909	938	21,971	89	22,060	62,901	84,961
Senior Housing - Discretionary									
Independent Living	7	902	1,867	293	1,574	—	1,574	4,722	6,296
Entrance-Fee Communities	11	2,943	15,916	286	15,630	635	16,265	48,795	65,060
Total Discretionary	18	3,845	17,783	579	17,204	635	17,839	53,517	71,356
Total Senior Housing	106	9,308	40,692	1,517	39,175	724	39,899	116,418	156,317
Medical Facilities									
Skilled Nursing	65	8,524	21,133	165	20,968	—	20,968	62,905	83,873
Hospitals	1	64	1,068	101	967	—	967	2,900	3,867
Total Medical Facilities	66	8,588	22,201	266	21,935	—	21,935	65,805	87,740
Disposals and Held for Sale			45	17	28	836	864	(864)	—
Total Leases	172	17,896	$ 62,938	$ 1,800	$ 61,138	$ 1,560	$ 62,698	$ 181,359	$ 244,057
Mortgages and Other Notes									
Senior Housing - Need Driven	9	754	$ 1,749		$ 1,749	$ (30)	$ 1,719	$ 5,156	$ 6,875
Senior Housing - Discretionary	1	251	613		613	(20)	593	1,778	2,371
Skilled Nursing	5	611	809		809	(11)	798	2,352	3,150
Hospitals	1	36	102		102	(17)	85	256	341
Other Notes Receivable			2,510		2,510	9	2,501	7,508	10,009
Payoffs			33		33	—	33	(33)	—
Total Mortgage and Other Notes	16	1,652	$ 5,816		$ 5,816	$ (87)	$ 5,729	$ 17,017	$ 22,746
Total Real Estate Investments			$ 68,754	$ 1,800	$ 66,954	$ 1,473	$ 68,427	$ 198,376	$ 266,803

** QTD Adjusted NOI includes the impact of assets held for sale, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, disposals, and approximately $1.6 million in unscheduled deferral repayments.*

SENIOR HOUSING
OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Properties	15	15	15	15	15
Units	1,732	1,732	1,732	1,732	1,733
Occupancy	89.4%	88.6%	87.0%	85.3%	83.2%
REVPOR	$3,014	$2,989	$2,962	$2,988	$2,995
Resident fees	$14,004	$13,771	$13,390	$13,256	$12,950
Operating expenses	(10,057)	(10,065)	(9,773)	(9,668)	(9,416)
Management fees	(697)	(679)	(664)	(646)	(645)
NOI	$3,250	$3,027	$2,953	$2,942	$2,889
NOI Margin	23.2%	22.0%	22.1%	22.2 %	22.3%
Recurring capex	$394	$583	$470	$529	$439

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	19%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 26 assisted living communities with 1,501 units, five independent living communities with 475 units, three behavioral health hospitals, 35 homecare agencies, and 30 hospice agencies.	Public	SNF	14%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	13%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 14 states.	Public	SNF	10%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4%
Encore Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 43 communities in five states providing the continuum of senior care including independent living, assited living, and memory care.	Private	SH	4%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
Spring Arbor Senior Living	Spring Arbor Senior Living, a Foundry Commercial company, operates 33 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	4%
Discovery Senior Living	For more than 30 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 15,000 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 276 independent operating subsidiaries across 15 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2%

[1] *Based on annualized Adjusted NOI of $279.8 million for contracts in place at December 31, 2024.*

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	101	68	1	170
3Q23 Coverage	1.33x	2.72x	3.05x	1.86x
3Q23 Occupancy	83.9%	80.1%	77.9%	81.9%
3Q24 Coverage	1.55x	3.05x	3.04x	2.11x
3Q24 Occupancy	85.6%	82.8%	78.8%	84.2%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	87	49	14	5	69	34
3Q23 Coverage	1.26x	1.07x	1.41x	1.38x	2.74x	2.11x
3Q23 Occupancy	84.3%	85.1%	83.3%	84.1%	80.0%	72.9%
3Q24 Coverage	1.41x	1.22x	1.70x	2.01x	3.05x	2.19x
3Q24 Occupancy	85.9%	86.1%	85.1%	87.6%	82.8%	75.9%

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[3]
Properties	35	10	38
3Q23 Coverage	3.54x	1.39x	1.56x
3Q23 Occupancy	86.0%	82.1%	83.0%
3Q24 Coverage	4.13x	1.56x	1.70x
3Q24 Occupancy	88.5%	82.8%	85.6%

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
SLC						
NICMAP Metro Markets		87.0%	87.3%	88.0%	88.7%	89.4%
Covered	6	83.7%	83.8%	84.3%	84.4%	85.7%
Non-Covered	4	79.8%	80.9%	80.7%	80.1%	79.8%
Total	10	82.4%	82.8%	83.1%	83.0%	83.8%
Bickford						
NICMAP Metro Markets		83.0%	83.3%	84.0%	84.4%	85.4%
Covered	27	85.8%	86.4%	85.9%	87.4%	88.5%
Non-Covered	11	82.7%	83.6%	83.6%	81.7%	82.9%
Total	38	85.1%	85.8%	85.4%	86.2%	87.3%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 9 discretionary CCRC properties and one need driven assisted living community.
[3] Bickford pro forma coverages assuming the full impact of the April 2024 rent reset are 1.63x for the TTM ended 3Q 2024 and 1.41x for the TTM ended 3Q 2023.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	$6,274	2.4%
SNF	1	September 2028	2028	B	$522	0.2%
SNF	1	April 2032	2031	C	$2,607	1.0%
						3.5%

Option Type:

A. Fixed base price plus a specified share on any appreciation
B. Fixed base price
C. Fixed minimun internal rate of return on NHI's investment

[1] *Based on Real Estate Investments adjusted NOI of $266.8 million for contracts in place at December 31, 2024.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH ($)	SNF ($)	Other ($)	Total ($)	% of Total[2]
2025	3	296	587	1,845	—	2,432	1.0%
2026	35	4,807	1,470	36,673	—	38,143	15.6%
2027	2	549	13,736	—	—	13,736	5.6%
2028	12	591	10,946	522	—	11,468	4.7%
2029	13	1,579	6,878	11,257	—	18,136	7.4%
2030	2	119	520	—	—	520	0.2%
2031	13	2,506	55,743	—	—	55,743	22.8%
2032	2	213	750	2,607	—	3,357	1.4%
2033	29	2,007	29,972	—	—	29,972	12.3%
2034	14	855	7,451	3,552	—	11,003	4.5%
Thereafter	47	4,374	28,264	27,417	3,867	59,548	24.5%

[2] *Based on annualized cash revenue of $244.1 million for contracts in place at December 31, 2024.*

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 35 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

INVESTMENT STRUCTURE


SHOP
4.6%
NOTES
8.1%
LEASE
87.3%

INVESTMENT HISTORY*

(DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$74.5
$237.5
$21.2
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2016 is **17.1 years.** The total portfolio average age is **27.1 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total
Q1 2025						
Generations*	SH	Lease	109/1	CO	8.00%	$ 21,200
Q4 2024						
Spring Arbor*	SH	Lease	522/10	NC	8.23%	$ 121,300
William James Group, LLC*	SH	Lease	46/1	GA	8.50%	6,870
Q2 2024						
Encore Senior Living[2]	SH	Lease	110/1	WI	8.25%	32,100 [2]
						$ 160,270
Q1 2023						
Silverado Senior Living	SH	Lease	120/2	NV, MD	7.50%	$ 37,500
Bickford Senior Living[3]	SH	Lease	64/1	VA	8.00%	17,300 [3]
						$ 54,800

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2024								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$25,000	$(25,000)	—
Mainstay Healthcare*	N/A	Mortgage Loan	141/1	FL	8.50%	9,000	(9,000)	
Mainstay Healthcare*	N/A	Mezzanine Loan	N/A	N/A	8.50%	350	(350)	
Q3 2024								
The Sanders Trust *	HOSP	Mortgage Loan	36/1	FL	9.00%	27,720	(7,422)	20,298
Q2 2024								
Compass Senior Living, LLC	SH	Mortgage Loan	165/2	OK	8.50%	9,500	(9,500)	—
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	15,000[4]	(15,000)	—
						$86,570	$(66,272)	$20,298
Q4 2023								
Innovation Senior Living *	SH	Mortgage Loan	60/2	FL	12.00%	$1,550	$(1,550)	—
Q3 2023								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	17,239	(17,239)	—
Q2 2023								
KindCare Senior Living*	SH	Mezzanine Loan	N/A	N/A	6.00%	893	(893)	—
						$19,682	$(19,682)	—
Other Loan and Development Commitments								
Watermark Retirement	EFC	Working Capital Note	493/2	CT	7.50%	$5,000	$(3,226)	$1,774
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	20,000	(11,250)	8,750
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	4,500	—	4,500
Vizion Health	HOSP	Renovation	N/A	N/A	Variable	2,000	(2,000)	—
SHOP	SH	Renovation	103/1	WA	N/A	1,500	(1,221)	279
Bickford	SH	Renovation	Various	Various	N/A	8,000	(1,286)	6,714
Senior Living Communities	EFC	Renovation	Various	Various	N/A	10,000	(3,612)	6,388

**Indicates new operating relationship*
[1] Building count excludes renovations.
[2] Acquisition was partially funded with the cancellation of a $22.2 million construction loan.
[3] Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent deferrals due from Bickford.
[4] Additional $2.0 million available to be funded contingent upon the performance of facility operations until March 31, 2027.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Balance Sheet Data					
Gross cost of real estate assets	$ 2,953,548	$ 2,820,430	$ 2,812,154	$ 2,783,370	$ 2,780,358
Total assets	2,614,371	2,460,090	2,476,912	2,478,125	2,488,480
Total liabilities	1,229,195	1,212,681	1,213,440	1,210,559	1,214,433
Total noncontrolling interests	18,702	18,458	19,055	19,594	20,095
Total stockholder's equity attributable to NHI	1,366,475	1,228,950	1,244,417	1,247,972	1,253,952
Operating Data					
Total revenue	$ 85,754	$ 82,944	$ 84,970	$ 81,513	$ 79,465
Rental revenue - GAAP	65,784	63,318	65,760	62,187	60,721
Straight-line rents	964	1,161	1,213	(308)	950
Amortization of lease incentives	724	723	723	723	723
Rental revenue - Cash	62,700	60,093	62,468	60,484	57,719
Net Operating Income	72,154	69,414	71,731	68,466	66,628
Adjusted EBITDA[1]	67,146	64,364	66,932	64,259	62,700
Funds Available for Distribution	52,073	49,383	51,790	50,975	47,347
Interest expense	15,241	14,939	14,854	14,869	14,852
General & administrative expense	5,416	4,810	4,870	5,642	4,923
Diluted common shares outstanding	45,435	43,987	43,564	43,425	43,389
NAREIT FFO per diluted common share	1.24	1.03	1.18	1.10	1.09
Normalized FFO per diluted common share	1.12	1.03	1.18	1.12	1.09
Capitalization					
Common shares outstanding at end of each period	45,688	43,622	43,443	43,425	43,410
Market value of equity at end of each period	$ 3,166,178	$ 3,666,865	$ 2,942,394	$ 2,728,393	$ 2,424,449
Total debt	1,146,041	1,136,302	1,136,035	1,139,266	1,135,051
Secured debt	75,816	75,925	76,031	76,136	76,241
Net debt	1,121,752	1,120,752	1,121,269	1,127,909	1,112,704
Total enterprise value	4,287,930	4,787,617	4,063,663	3,856,302	3,537,153
Ratios					
Interest coverage ratio	4.4x	4.3x	4.5x	4.3x	4.2x
Fixed charge coverage ratio	4.7x	4.5x	4.7x	4.5x	4.4x
Net debt to adjusted EBITDA (annualized)	4.1x	4.4x	4.2x	4.4x	4.4x
Net debt as a percentage of enterprise value	26.2%	23.4%	27.6%	29.2%	31.5%
Total Debt / Gross Assets	34.1%	35.7%	35.7%	36.0%	35.9%
Secured Debt / Gross Assets	2.3%	2.4%	2.4%	2.4%	2.4%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	80.4%	87.4%	76.3%	80.4%	82.6%
Dividends declared	$ 41,119	$ 39,260	$ 39,099	$ 39,082	$ 39,069
Normalized FFO payout ratio	81.0%	86.3%	76.3%	80.5%	82.5%
Normalized FAD payout ratio	79.0%	79.5%	75.4%	76.6%	82.5%
Portfolio Statistics					
Number of Properties	203	193	194	195	194

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 45.9%
UNSECURED, FIXED 47.5%
SECURED, FIXED 6.6%

FIXED CHARGE COVERAGE



6.0x
5.5x
5.9x
4.5x
4.7x
2020
2021
2022
2023
2024[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$455.0
$451.5
$455.5
$381.0
$368.8
$245.0
$248.5
$244.5
$319.0
$331.2
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

NET DEBT TO ADJUSTED EBITDA



4.7x
4.9x
4.7x
4.5x
4.1x
2020
2021
2022
2023
2024[2]

March 31, 2024 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	75,815	3.96%	6.5%	0.4 years
Total Secured Debt	$	75,815			
Unsecured Debt					
Fixed Rate					
Private Placement		150,000	4.45%	13.0%	2 years
Public Bonds		400,000	3.00%	34.6%	6 years
Variable Rate					
Revolving Credit Facility		331,200	5.75%	28.6%	4 years
Term Loan		200,000	5.95%	17.3%	0.4 years
Total Unsecured Debt	$	1,081,200			
Subtotal		1,157,015	4.55%	100.0%	3.5 years
Note Discounts		(1,956)			
Unamortized Loan Costs		(9,018)			
Total Debt	$	1,146,041			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$331,200	5.75%	Variable	Oct-28	3.8	No
Bank Term Loan (S + 125)	200,000	5.95%	Variable	Jun-25	0.4	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	0.8	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	2.0	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	6.1	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	0.3	Yes
Fannie Mae Term Loan	15,677	4.60%	Fixed	Jul-25	0.5	Yes
Total Debt	$1,157,015					
Weighted Average Interest Rate		4.55%			3.5	

[1] As of December 31, 2024.
[2] Variable rates based on the average 1-month term SOFR plus a 10 basis points spread adjustment for the quarter ended December 31, 2024.
[3] Excludes optional extensions for the revolver and bank term loan.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$326
$76
$200
$50
$100
$100
$700
$369
$331
$400
$400
2025
2026
2027
2028
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Leverage ratio	<= 60%	35%	37%	37%	38%	37%	38%
Unsecured leverage ratio	<= 60%	38%	41%	41%	41%	41%	41%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.69	4.60	4.60	4.52	4.58	4.58
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2024	Q3 2024	Q2 2024	Q4 2023	Q4 2023	Q3 2023
Leverage ratio	<= 60%	36%	38%	37%	39%	39%	39%
Unencumbered leverage ratio	<= 60%	40%	42%	40%	43%	43%	43%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 2.00	3.99	4.15	4.20	4.27	4.27	4.09
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q4 2024	Q3 2024	Q2 2024	Q4 2023	Q4 2023	Q3 2023
Leverage ratio	<= 60%	35%	37%	37%	37%	37%	37%
Secured leverage ratio	<= 40%	2%	2%	2%	2%	2%	2%
Debt service ratio	>= 1.50	5.16	5.01	4.85	4.34	4.34	4.34
Unencumbered asset ratio	>= 150%	293%	279%	279%	274%	274%	274%

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

PERFORMANCE

EBITDARM COVERAGE[1]

SENIOR HOUSING **SKILLED NURSING[2]** **TOTAL**


3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.36x
2.72x
1.91x
1.36x
2.72x
1.91x
1.49x
2.97x
2.08x
1.52x
3.04x
2.12x
1.55x
3.05x
2.11x
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024

[1]EBITDARM coverage is based on trailing twelve month results through the period indicated.

[2] Includes NHC Fixed Charge Coverage Ratio which is based on the corporate entity.

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE **G&A EXPENSE EXCL.STOCK COMPENSATION**


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.36%
0.28%
0.54%
0.29%
0.73%
0.45%
0.61%
0.47%
0.62%
0.49%
2020
2021
2022
2023
2024

FAD PAYOUT RATIO


100%
80%
60%
40%
20%
0%
82.4%
83.2%
79.4%
83.2%
77.6%
2020
2021
2022
2023
2024

RETURN ON INVESTED CAPITAL


10%
8%
6%
4%
2%
0%
8.0%
7.3%
7.7%
7.9%
8.3%
2020
2021
2022
2023
2024

TOTAL RETURN[3]

NHI **Peer Average** **Vanguard Real Estate Index Fund ETF**


1-year
2-year
3-year
4-year
5-year
30.6%
28.4%
3.2%
49.5%
56.7%
16.7%
44.7%
46.9%
(13.9%)
27.7%
51.0%
20.9%
16.6%
40.0%
15.3%

[3]Through December 31, 2024

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q4 2024		Q4 2023
Assets				
Real estate properties				
Land	$	191,909	$	180,749
Buildings and improvements		2,751,071		2,593,696
Construction in progress		10,568		5,913
		2,953,548		2,780,358
Less accumulated depreciation		(742,295)		(673,276)
Real estate properties, net		2,211,253		2,107,082
Mortgage and other notes receivable, net of reserve of $15,475 and $15,476		268,926		245,271
Cash and cash equivalents		24,289		22,347
Straight-line rent receivable		87,150		84,713
Assets held for sale, net		—		5,004
Other assets		22,753		24,063
Total Assets	$	2,614,371	$	2,488,480
Liabilities and Stockholders' Equity				
Debt	$	1,146,041	$	1,135,051
Accounts payable and accrued expenses		37,757		34,304
Dividends payable		41,119		39,069
Deferred income		4,277		6,009
Total Liabilities		1,229,194		1,214,433
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		9,790		9,656
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
45,687,942 and 43,409,841 shares issued and outstanding, respectively		457		434
Capital in excess of par value		1,736,831		1,603,757
Retained earnings		2,604,829		2,466,844
Cumulative dividends		(2,975,642)		(2,817,083)
Total National Health Investors Stockholders' Equity		1,366,475		1,253,952
Noncontrolling interests		8,912		10,439
Total Equity		1,375,387		1,264,391
Total Liabilities and Stockholders' Equity	$	2,614,371	$	2,488,480

(a) The consolidated balance sheets include the following amounts related to our consolidated Variable Interest Entities (VIEs): $505 .9 million and $513.2 million of Real estate properties, net; $9.7 million and $10.9 million of Cash and cash equivalents; $10.0 million and $9.7 million of Straight-line rents receivable; $7.5 million and $9.4 million of Other assets, net; and $5.7 million and $4.7 million of Accounts payable and accrued expenses as of December 31, 2024 and December 31, 2023, respectively.

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q4 2024		Q4 2023
Revenues		(unaudited)		(unaudited)
Rental income	$	65,784	$	60,721
Resident fees and revenues		14,004		12,950
Interest income and other		5,966		5,794
	$	85,754	$	79,465
Expenses				
Depreciation		18,680		17,112
Interest		15,241		14,852
Senior Housing operating expenses		10,756		10,062
Legal		411		143
Franchise, excise and other taxes		94		7
General and administrative		5,416		4,923
Taxes and insurance on leased properties		2,844		2,775
Loan and realty losses (gains)		745		(351)
		54,187		49,523
Other Non-Operating Gain/Loss		—		555
Gains on sales of real estate		4,960		1,221
Gain on forward equity sale agreement, net		6,261		—
Net income		42,788		31,718
Less: net loss (income) attributable to noncontrolling interests		454		327
Net income attributable to stockholders		43,242		32,045
Less: net income attributable to unvested restricted stock awards		(29)		(19)
Net income attributable to common stockholders	$	43,213	$	32,026
Weighted average common shares outstanding:				
Basic		45,117,095		43,388,841
Diluted		45,435,267		43,388,841
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.96	$	0.74
Net income attributable to common stockholders - diluted	$	0.95	$	0.74

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Q4 2024	Q4 2023
Net income attributable to common stockholders	$ 43,213	$ 32,026
Elimination of certain non-cash items in net income:		
Real estate depreciation	18,370	16,929
Real estate depreciation related to noncontrolling interests	(413)	(398)
Gains on sales of real estate, net	(4,960)	(1,221)
NAREIT FFO attributable to common stockholders	56,210	47,336
Reconcilations to NFFO	(5,442)	—
Normalized FFO attributable to common stockholders	50,768	47,336
Non-cash lease revenue adjustments, net	(1,189)	(352)
Non-real estate depreciation, net	271	166
Amortization of debt issuance costs and discounts, net	1,215	717
Adjustments related to equity method investments, net	(452)	(1,066)
Recurring capital expenditures, net	(432)	(406)
Equity method investment non-refundable entrance fees	477	437
Note receivable credit loss expense (benefit)	745	(351)
Non-cash stock-based compensation	670	866
Normalized FAD attributable to common stockholders	$ 52,073	$ 47,347
BASIC		
Weighted average common shares outstanding	45,117,095	43,388,841
NAREIT FFO attributable to common stockholders per share	$ 1.25	$ 1.09
Normalized FFO attributable to common stockholders per share	$ 1.13	$ 1.09
DILUTED		
Weighted average common shares outstanding	45,435,267	43,388,841
NAREIT FFO attributable to common stockholders per share	$ 1.24	$ 1.09
Normalized FFO attributable to common stockholders per share	$ 1.12	$ 1.09
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 0.90
Normalized FFO payout ratio per diluted common share	80.4%	82.6%
Dividends declared	$ 41,119	$ 39,069
Normalized FFO payout ratio	81.0%	82.5%
Normalized FAD payout ratio	79.0%	82.5%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q4 2024		Q4 2023
ADJUSTED EBITDA RECONCILIATION				
Net income		$42,788		$31,718
Interest expense		15,241		14,852
Franchise, excise, and other taxes		94		7
Depreciation		18,680		17,112
Gain on forward equity sale agreement, net		(6,261)		—
NHI's share of EBITDA adjustments for unconsolidated entities		—		583
Gains on sales of real estate, net		(4,960)		(1,221)
Impairment of real estate		819		—
Note receivable credit loss expense		745		(351)
Adjusted EBITDA	$	67,146	$	62,700
Interest expense at contractual rates	$	14,066	$	14,164
Principal payments		109		104
Fixed Charges	$	14,175	$	14,268
Fixed Charge Coverage		4.7x		4.4x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,146,041
Less cash and cash equivalents		(24,289)
Consolidated Net Debt	$	1,121,752
Adjusted EBITDA	$	67,146
Annualizing Adjustment		201,438
Annualized impact of recent investments, disposals and payoffs		3,717
Annualized Adjusted EBITDA	$	272,301
Consolidated Net Debt to Adjusted EBITDA		4.1x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q4 2024	Q4 2023
NOI SEGMENT RECONCILIATION		
Triple-net leased rental income		
Senior Housing	$ 40,692	$ 35,947
Skilled Nursing	21,133	20,399
Hospital	1,068	1,022
Held for Sale and Disposal Revenue	45	578
Triple-net leased NOI	$ 62,938	$ 57,946
SHOP Resident Fees	14,004	12,950
SHOP operating expenses	(10,754)	(10,062)
SHOP NOI	3,250	2,888
Interest income and other	5,966	5,794
NOI	$ 72,154	$ 66,628
NOI TO ADJUSTED NOI RECONCILIATION		
Non-cash write-off of straight-line rent receivable	836	—
Straight-line revenue	(1,800)	(950)
Amortization of lease incentives	724	723
Amortization of commitment fees and discounts	(87)	(89)
Non-segment/Corporate	(150)	(72)
Adjusted NOI	$ 71,677	$ 66,240

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q4 2024	Q4 2023
ADJUSTED NOI RECONCILIATION		
Net Income	$ 42,788	$ 31,718
Interest	15,241	14,852
Gain on forward equity sale agreement, net	(6,261)	—
Gains on sales of real estate	(4,960)	(1,221)
Other non-operating income	—	(555)
Franchise, excise and other taxes	94	7
Legal	411	143
Loan and realty gains (losses)	745	(351)
General and administrative	5,416	4,923
Depreciation	18,680	17,112
Consolidated NOI	$ 72,154	$ 66,628
Non-cash write-off of straight-line rent receivable	836	—
Straight-line revenue	(1,800)	(950)
Amortization of lease incentives	724	723
Amortization of commitment fees and discounts	(87)	(89)
Non-segment/Corporate	(150)	(72)
Adjusted NOI	$ 71,677	$ 66,240

DISPOSITIONS

	Operator	Units	Properties		Net Proceeds
SENIOR HOUSING COMPLETED DISPOSITIONS					
Q2 2021	Bickford Senior Living[1]	247	6	$	39,924
Q3 2021	Holiday Retirement	1,030	9		119,799
Q3 2021	Senior Living Management	131	1		12,847
Q4 2021	Brookdale Senior Living	76	1		11,880
Q4 2021	Senior Living Management	98	1		7,275
Q4 2021	Genesis Healthcare	180	1		3,723
Q1 2022	Vitality Senior Living	135	1		8,302
Q2 2022	Holiday Retirement	83	1		2,990
Q2 2022	Chancellor Health Care	74	2		7,305
Q2 2022	Bickford Senior Living	67	1		3,857
Q2 2022	Comfort Care Senior Living	237	4		40,000
Q2 2022	Bickford Senior Living	171	2		22,102
Q3 2022	Discovery Senior Living	90	1		8,235
Q3 2022	Discovery Senior Living	148	1		8,144
Q1 2023	BAKA Enterprises	120	1		7,478
Q1 2023	Bickford Senior Living	45	1		2,553
Q2 2023	Milestone Retirement	76	2		3,803
Q2 2023	Chancellor Health Care	25	1		2,355
Q2 2023	Chancellor Health Care	64	1		7,633
Q2 2023	Milestone Retirement	25	1		1,602
Q2 2023	Chancellor Health Care	227	1		23,724
Q3 2023	Chancellor Health Care	29	1		2,923
Q4 2023	Senior Living Management[2]	90	3		5,387
Q2 2024	Senior Living Management	64	2		4,658
Q4 2024	Senior Living Management	141	1		9,731
Q4 2024	Bickford Senior Living	28	1		790
	Total Senior Housing	3,701	46		$369,020
HOSPITAL & MOB COMPLETED DISPOSITIONS					
Q2 2021	North Okaloosa	110	1		$3,887
Q3 2021	Trustpoint Hospital	217	1		31,215
Q3 2021	Kentucky River	55	1		8,314
Q1 2022	HCA	24	1		4,868
Q2 2022	Helix Healthcare	24	1		19,500
Q3 2022	National Healthcare Corp	780	7		43,686
	Total Hospital & MOB	1,210	12		$111,470
	Total Completed Dispositions	4,911	60		$480,490

[1] Excludes $13.0 million second mortgage provided by NHI.
[2] Excludes approximately $1.6 million in seller financing.

DEFERRALS & REPAYMENTS[1,2]

DEFERRALS	2020	2021	2022[3]	2023[4,5]	Q1 2024	Q2 2024[6]	Q3 2024	Q4 2024	2024	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ —	$ —	$ 20,500
All Others	1,232	6,087	7,944	2,258	—	(500)	—	—	(500)	17,021
Total	$ 4,982	24,337	$ 8,944	$ (242)	$ —	$ (500)	$ —	$ —	$ (500)	$ 37,521

REPAYMENTS[7]	2020	2021	2022	2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	2024	CUMULATIVE
Bickford	$ —	—	$ 183	$ 2,295	$ 1,522	$ 1,321	$ 1,141	$ 1,094	$ 5,078	$ 7,556
All Others	—	87	546	3,360	747	3,420	738	1,225	6,130	10,123
Total	$ —	87	$ 729	$ 5,655	$ 2,268	$ 4,741	$ 1,879	$ 2,319	$ 11,207	$ 17,679

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.
[5] Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance.
[6] Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance.
[7] Includes principal and interest repayments.
[8] Net deferrals (deferrals less repayments) of approximately $21.0 million include approximately $14.5 million related to tenants on the cash basis of accounting.

NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types
SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges
The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME
Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE
The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **CareTrust REIT Inc.** **Omega Healthcare Investors Inc.**

RevPOR
RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease
A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return
The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY
The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NATIONAL HEALTH INVESTORS

National Health Investors

Q4 2024 Supplemental